Supplement, dated May 13, 1998, to the prospectus, dated May 1, 1998, of
                   Seligman Growth Fund, Inc. (the "Fund")


      Effective  immediately,   the  following  supersedes  and  replaces  the
information contained in the first paragraph set forth in the Fund's prospectus under "Management Services--Portfolio Management."

      Portfolio  Manager.  Marion S.  Schultheis,  who joined  the  Manager as
Managing Director in May 1998, is Portfolio Manager of the Fund. Ms. Schultheis is also Portfolio Manager of Seligman Capital Fund, Inc., Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and the Seligman Capital Portfolio and the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. From October 1997 until May 1998, she was a Managing Director at Chancellor LGT. Prior thereto, Ms. Schultheis was a Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.


EQGRS1-5/98